Exhibit 34.5

Report of Independent Registered Public Accounting Firm

Park Bridge Lender Services LLC Management

We have examined management of Park Bridge Lender Services LLC’s (the “Company”) assertion that the Company complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB for all transactions for specific pools identified in Exhibit A that are backed by certain commercial mortgage loans for which the Company processed in its capacity as trust advisor or operating advisor (the “Platform”), excluding criteria 1122(d)(1)(i)–1122(d)(1)(v), 1122(d)(2)(i)-1122(d)(2)(vii), 1122(d)(3)(ii)-1122(d)(3)(iv), 1122(d)(4)(i)–1122(d)(4)(vi) and 1122(d)(4)(viii)-1122(d)(4)(xv), which management has determined are not applicable to the activities performed by the Company with respect to the Platform, included in the accompanying Management’s Report on Assessment of Compliance with the Securities and Exchange Commission’s Regulation AB Servicing Criteria dated February 23, 2021 as of and for the year ended December 31, 2020. The Company’s management is responsible for its assertion. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the specified requirements based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the examination to obtain reasonable assurance about whether management’s assertion about compliance with the specified requirements is fairly stated, in all material respects. An examination involves performing procedures to obtain evidence about whether management’s assertion is fairly stated, in all material respects. The nature, timing, and extent of the procedures selected depend on our judgment, including an assessment of the risks of material misstatement of management’s assertion, whether due to fraud or error. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for our opinion.

Our examination does not provide a legal determination on the Company’s compliance with the specified requirements.

In our opinion, management’s assertion that the Company complied with the aforementioned applicable servicing criteria included in the accompanying Management’s Report on Assessment of Compliance with Securities and Exchange Commission’s Regulation AB Servicing Criteria dated February 23, 2021 as of and for the year ended December 31, 2020 is fairly stated, in all material respects.

/s/ Dixon Hughes Goodman LLP

Tampa, FL

February 23, 2021

Exhibit A

Asserting Party's 2020 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
AVMT 2018-AVM	January 01, 2020	to	December 31, 2020
BACM 2016-UBS10	January 01, 2020	to	December 31, 2020
BACM 2017-BNK3	January 01, 2020	to	December 31, 2020
BANK 2017-BNK5	January 01, 2020	to	December 31, 2020
BANK 2017-BNK6	January 01, 2020	to	December 31, 2020
BANK 2017-BNK8	January 01, 2020	to	December 31, 2020
BANK 2017-BNK9	January 01, 2020	to	December 31, 2020
BANK 2018-BNK11	January 01, 2020	to	December 31, 2020
BANK 2018-BNK12	January 01, 2020	to	December 31, 2020
BANK 2018-BNK14	January 01, 2020	to	December 31, 2020
BANK 2018-BNK15	January 01, 2020	to	December 31, 2020
BANK 2019-BNK16	January 01, 2020	to	December 31, 2020
BANK 2019-BNK19	January 01, 2020	to	December 31, 2020
BANK 2019-BNK20	January 01, 2020	to	December 31, 2020
BANK 2019-BNK21	January 01, 2020	to	December 31, 2020
BANK 2019-BNK23	January 01, 2020	to	December 31, 2020
BANK 2019-BNK24	January 01, 2020	to	December 31, 2020
BANK 2020-BNK26	March 12, 2020	to	December 31, 2020
BANK 2020-BNK27	June 26, 2020	to	December 31, 2020
BANK 2020-BNK28	September 30, 2020	to	December 31, 2020
BANK 2020-BNK30	December 22, 2020	to	December 31, 2020
BBCMS 2017-C1	January 01, 2020	to	December 31, 2020
BBCMS 2018-C2	January 01, 2020	to	December 31, 2020
BBCMS 2019-C4	January 01, 2020	to	December 31, 2020
BBCMS 2020-C7	June 25, 2020	to	December 31, 2020
BMARK 2018-B1	January 01, 2020	to	December 31, 2020
BMARK 2018-B3	January 01, 2020	to	December 31, 2020
BMARK 2018-B4	January 01, 2020	to	December 31, 2020
BMARK 2018-B6	January 01, 2020	to	December 31, 2020
BMARK 2018-B7	January 01, 2020	to	December 31, 2020
BMARK 2019-B13	January 01, 2020	to	December 31, 2020
BMARK 2019-B15	January 01, 2020	to	December 31, 2020
BMARK 2019-B9	January 01, 2020	to	December 31, 2020
BMARK 2020-B16	February 12, 2020	to	December 31, 2020
BMARK 2020-B18	July 31, 2020	to	December 31, 2020
BMARK 2020-B21	November 30, 2020	to	December 31, 2020
BMARK 2020-IG1	February 28, 2020	to	December 31, 2020
BX 2019-OC11	January 01, 2020	to	December 31, 2020
CCUBS 2017-C1	January 01, 2020	to	December 31, 2020
CD 2016-CD1	January 01, 2020	to	December 31, 2020
CD 2016-CD2	January 01, 2020	to	December 31, 2020

Applicable Certification Period
Securitization Transaction	Start Date		End Date
CD 2017-CD3	January 01, 2020	to	December 31, 2020
CD 2017-CD4	January 01, 2020	to	December 31, 2020
CD 2017-CD5	January 01, 2020	to	December 31, 2020
CD 2017-CD6	January 01, 2020	to	December 31, 2020
CD 2018-CD7	January 01, 2020	to	December 31, 2020
CD 2019-CD8	January 01, 2020	to	December 31, 2020
CF 2019-CF1	January 01, 2020	to	December 31, 2020
CF 2019-CF2	January 01, 2020	to	December 31, 2020
CF 2019-CF3	January 01, 2020	to	December 31, 2020
CF 2020-P1	April 30, 2020	to	December 31, 2020
CFCRE 2016-C3	January 01, 2020	to	December 31, 2020
CFCRE 2016-C4	January 01, 2020	to	December 31, 2020
CFCRE 2016-C6	January 01, 2020	to	December 31, 2020
CFCRE 2016-C7	January 01, 2020	to	December 31, 2020
CFCRE 2017-C8	January 01, 2020	to	December 31, 2020
CGCMT 2014-GC21	January 01, 2020	to	December 31, 2020
CGCMT 2014-GC25	January 01, 2020	to	December 31, 2020
CGCMT 2015-GC27	January 01, 2020	to	December 31, 2020
CGCMT 2015-GC35	January 01, 2020	to	December 31, 2020
CGCMT 2015-P1	January 01, 2020	to	December 31, 2020
CGCMT 2016-C1	January 01, 2020	to	December 31, 2020
CGCMT 2016-GC37	January 01, 2020	to	December 31, 2020
CGCMT 2016-P3	January 01, 2020	to	December 31, 2020
CGCMT 2016-P4	January 01, 2020	to	December 31, 2020
CGCMT 2016-P5	January 01, 2020	to	December 31, 2020
CGCMT 2016-P6	January 01, 2020	to	December 31, 2020
CGCMT 2017-C4	January 01, 2020	to	December 31, 2020
CGCMT 2017-P7	January 01, 2020	to	December 31, 2020
CGCMT 2018-B2	January 01, 2020	to	December 31, 2020
CGCMT 2018-C6	January 01, 2020	to	December 31, 2020
CGCMT 2019-GC41	January 01, 2020	to	December 31, 2020
CGCMT 2019-GC43	January 01, 2020	to	December 31, 2020
CGCMT 2020-GC46	February 26, 2020	to	December 31, 2020
COMM 2012-CCRE2	January 01, 2020	to	December 31, 2020
COMM 2012-CCRE4	January 01, 2020	to	December 31, 2020
COMM 2012-CCRE5	January 01, 2020	to	December 31, 2020
COMM 2012-LC4	January 01, 2020	to	December 31, 2020
COMM 2013-CCRE10	January 01, 2020	to	December 31, 2020
COMM 2013-CCRE11	January 01, 2020	to	December 31, 2020
COMM 2013-CCRE12	January 01, 2020	to	December 31, 2020
COMM 2013-CCRE6	January 01, 2020	to	December 31, 2020
COMM 2013-CCRE7	January 01, 2020	to	December 31, 2020
COMM 2013-CCRE8	January 01, 2020	to	December 31, 2020
COMM 2013-CCRE9	January 01, 2020	to	December 31, 2020
COMM 2013-LC13	January 01, 2020	to	December 31, 2020

Applicable Certification Period
Securitization Transaction	Start Date		End Date
COMM 2013-LC6	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE14	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE15	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE16	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE17	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE18	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE19	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE20	January 01, 2020	to	December 31, 2020
COMM 2014-CCRE21	January 01, 2020	to	December 31, 2020
COMM 2014-LC15	January 01, 2020	to	December 31, 2020
COMM 2014-LC17	January 01, 2020	to	December 31, 2020
COMM 2014-UBS2	January 01, 2020	to	December 31, 2020
COMM 2014-UBS3	January 01, 2020	to	December 31, 2020
COMM 2014-UBS4	January 01, 2020	to	December 31, 2020
COMM 2014-UBS5	January 01, 2020	to	December 31, 2020
COMM 2015-CCRE22	January 01, 2020	to	December 31, 2020
COMM 2015-CCRE24	January 01, 2020	to	December 31, 2020
COMM 2015-CCRE26	January 01, 2020	to	December 31, 2020
COMM 2015-CCRE27	January 01, 2020	to	December 31, 2020
COMM 2015-DC1	January 01, 2020	to	December 31, 2020
COMM 2015-LC19	January 01, 2020	to	December 31, 2020
COMM 2015-LC21	January 01, 2020	to	December 31, 2020
COMM 2015-LC23	January 01, 2020	to	December 31, 2020
COMM 2015-PC1	January 01, 2020	to	December 31, 2020
COMM 2016-667M	January 01, 2020	to	December 31, 2020
COMM 2016-CCRE28	January 01, 2020	to	December 31, 2020
COMM 2016-COR1	January 01, 2020	to	December 31, 2020
COMM 2016-DC2	January 01, 2020	to	December 31, 2020
COMM 2017-COR2	January 01, 2020	to	December 31, 2020
COMM 2018-COR3	January 01, 2020	to	December 31, 2020
COMM 2018-HOME	January 01, 2020	to	December 31, 2020
COMM 2019-GC44	January 01, 2020	to	December 31, 2020
COMM 2020-CX	November 05, 2020	to	December 31, 2020
CSAIL 2015-C1	January 01, 2020	to	December 31, 2020
CSAIL 2015-C2	January 01, 2020	to	December 31, 2020
CSAIL 2016-C6	January 01, 2020	to	December 31, 2020
CSAIL 2016-C7	January 01, 2020	to	December 31, 2020
CSAIL 2017-C8	January 01, 2020	to	December 31, 2020
CSAIL 2017-CX10	January 01, 2020	to	December 31, 2020
CSAIL 2018-CX11	January 01, 2020	to	December 31, 2020
CSAIL 2018-CX12	January 01, 2020	to	December 31, 2020
CSAIL 2019-C15	January 01, 2020	to	December 31, 2020
CSAIL 2019-C17	January 01, 2020	to	December 31, 2020
CSAIL 2020-C19	March 30, 2020	to	December 31, 2020
CSMC 2016-NXSR	January 01, 2020	to	December 31, 2020

Applicable Certification Period
Securitization Transaction	Start Date		End Date
CSMC 2017-CALI	January 01, 2020	to	December 31, 2020
CSMC 2017-MOON	January 01, 2020	to	December 31, 2020
CSMC 2018-SITE	January 01, 2020	to	December 31, 2020
CSMC 2019-UVIL	January 01, 2020	to	December 31, 2020
DAFC 2017-AMO	January 01, 2020	to	December 31, 2020
DBGS 2018-C1	January 01, 2020	to	December 31, 2020
DBJPM 2016-C1	January 01, 2020	to	December 31, 2020
DBJPM 2016-C3	January 01, 2020	to	December 31, 2020
DBJPM 2020-C9	August 28, 2020	to	December 31, 2020
DBUBS 2017-BRBK	January 01, 2020	to	December 31, 2020
GRACE 2020-GRCE	November 18, 2020	to	December 31, 2020
GSMS 2013-GCJ12	January 01, 2020	to	December 31, 2020
GSMS 2013-GCJ16	January 01, 2020	to	December 31, 2020
GSMS 2014-GC18	January 01, 2020	to	December 31, 2020
GSMS 2015-GC32	January 01, 2020	to	December 31, 2020
GSMS 2016-GS4	January 01, 2020	to	December 31, 2020
GSMS 2017-GS7	January 01, 2020	to	December 31, 2020
GSMS 2018-GS10	January 01, 2020	to	December 31, 2020
GSMS 2019-GC39	January 01, 2020	to	December 31, 2020
GSMS 2019-GC42	January 01, 2020	to	December 31, 2020
GSMS 2019-GSA1	January 01, 2020	to	December 31, 2020
GSMS 2020-GC47	May 21, 2020	to	December 31, 2020
ILPT 2019-SURF	January 01, 2020	to	December 31, 2020
JPMCC 2013-C10	January 01, 2020	to	December 31, 2020
JPMCC 2018-AON	January 01, 2020	to	December 31, 2020
JPMCC 2018-BCON	January 01, 2020	to	December 31, 2020
JPMCC 2018-PTC	January 01, 2020	to	December 31, 2020
JPMCC 2018-WPT	January 01, 2020	to	December 31, 2020
JPMCC 2019-ICON	January 01, 2020	to	December 31, 2020
JPMCC 2019-OSB	January 01, 2020	to	December 31, 2020
JPMCC 2020-LOOP	February 05, 2020	to	December 31, 2020
JPMDB 2017-C5	January 01, 2020	to	December 31, 2020
LCCM 2017-LC26	January 01, 2020	to	December 31, 2020
MRCD 2019-PARK	January 01, 2020	to	December 31, 2020
MSBAM 2012-C5	January 01, 2020	to	December 31, 2020
MSBAM 2013-C10	January 01, 2020	to	December 31, 2020
MSBAM 2013-C13	January 01, 2020	to	December 31, 2020
MSBAM 2014-C14	January 01, 2020	to	December 31, 2020
MSBAM 2014-C18	January 01, 2020	to	December 31, 2020
MSBAM 2014-C19	January 01, 2020	to	December 31, 2020
MSBAM 2015-C20	January 01, 2020	to	December 31, 2020
MSBAM 2015-C22	January 01, 2020	to	December 31, 2020
MSBAM 2015-C24	January 01, 2020	to	December 31, 2020
MSBAM 2015-C26	January 01, 2020	to	December 31, 2020
MSBAM 2016-C28	January 01, 2020	to	December 31, 2020

Applicable Certification Period
Securitization Transaction	Start Date		End Date
MSBAM 2016-C29	January 01, 2020	to	December 31, 2020
MSBAM 2016-C30	January 01, 2020	to	December 31, 2020
MSBAM 2016-C31	January 01, 2020	to	December 31, 2020
MSBAM 2016-C32	January 01, 2020	to	December 31, 2020
MSBAM 2017-C33	January 01, 2020	to	December 31, 2020
MSBAM 2017-C34	January 01, 2020	to	December 31, 2020
MSC 2015-MS1	January 01, 2020	to	December 31, 2020
MSC 2015-UBS8	January 01, 2020	to	December 31, 2020
MSC 2016-BNK2	January 01, 2020	to	December 31, 2020
MSC 2016-UBS12	January 01, 2020	to	December 31, 2020
MSC 2017-HR2	January 01, 2020	to	December 31, 2020
MSC 2018-H3	January 01, 2020	to	December 31, 2020
MSC 2018-H4	January 01, 2020	to	December 31, 2020
MSC 2019-H6	January 01, 2020	to	December 31, 2020
MSC 2019-L3	January 01, 2020	to	December 31, 2020
MSC 2020-HR8	July 31, 2020	to	December 31, 2020
MSCI 2016-UBS11	January 01, 2020	to	December 31, 2020
MSCI 2016-UBS9	January 01, 2020	to	December 31, 2020
MSSG 2017-237P	January 01, 2020	to	December 31, 2020
OMW 2020-1MW	August 28, 2020	to	December 31, 2020
SBALR 2020-RR1	March 04, 2020	to	December 31, 2020
SGCMS 2016-C5	January 01, 2020	to	December 31, 2020
UBS 2017-C2	January 01, 2020	to	December 31, 2020
UBS 2017-C3	January 01, 2020	to	December 31, 2020
UBS 2017-C5	January 01, 2020	to	December 31, 2020
UBS 2018-C10	January 01, 2020	to	December 31, 2020
UBS 2018-C12	January 01, 2020	to	December 31, 2020
UBS 2018-C14	January 01, 2020	to	December 31, 2020
UBS 2018-C8	January 01, 2020	to	December 31, 2020
UBS 2019-C16	January 01, 2020	to	December 31, 2020
UBS 2019-C18	January 01, 2020	to	December 31, 2020
UBS-B 2012-C3	January 01, 2020	to	December 31, 2020
UBSBB 2013-C6	January 01, 2020	to	December 31, 2020
WFCM 2013-LC12	January 01, 2020	to	December 31, 2020
WFCM 2014-LC18	January 01, 2020	to	December 31, 2020
WFCM 2015-LC22	January 01, 2020	to	December 31, 2020
WFCM 2016-BNK1	January 01, 2020	to	December 31, 2020
WFCM 2016-C33	January 01, 2020	to	December 31, 2020
WFCM 2016-C36	January 01, 2020	to	December 31, 2020
WFCM 2016-NXS5	January 01, 2020	to	December 31, 2020
WFCM 2017-C38	January 01, 2020	to	December 31, 2020
WFCM 2017-C42	January 01, 2020	to	December 31, 2020
WFCM 2018-C43	January 01, 2020	to	December 31, 2020
WFCM 2018-C45	January 01, 2020	to	December 31, 2020
WFCM 2018-C47	January 01, 2020	to	December 31, 2020

Applicable Certification Period
Securitization Transaction	Start Date		End Date
WFCM 2019-C50	January 01, 2020	to	December 31, 2020
WFCM 2019-C53	January 01, 2020	to	December 31, 2020
WFCM 2019-C54	January 01, 2020	to	December 31, 2020
WFCM 2020-C55	February 27, 2020	to	December 31, 2020
WFRBS 2013-UBS1	January 01, 2020	to	December 31, 2020
WPT 2017-WWP	January 01, 2020	to	December 31, 2020